                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1995 to June 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 1995.

                                               GREEN TREE FINANCIAL CORP.



                                               BY: /s/Phyllis A. Knight
                                                   -----------------------------
                                                    Phyllis A. Knight
                                                    Assistant Vice President and
                                                     Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 1995.

                                               GREEN TREE FINANCIAL CORP.



                                               BY: /s/Phyllis A. Knight
                                                   -----------------------------
                                                    Phyllis A. Knight
                                                    Assistant Vice President and
                                                     Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                   June 1995

                                      Distribution Date:  7/17/95
                                      CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                              HA3,HB1
                                      Trust Account:  3334223-0

1.     Collected Amount                                     $3,071,604.68

2.     Delinquent Payments Advanced/Recovered                   59,658.93

3.     Aggregate Repurchase Price for Contracts
       to be Repurchased                                              .00

4.     Amount Available (1+2+3)                              3,131,263.61

       Interest

5.     Class A-1 Interest (6.20%)
       (a)   Current Interest                                 $198,055.56
       (b)   Amount applied to Unpaid Class
             A-1 Interest Shortfall                                   .00
       (c)   Remaining Unpaid Class A-1 Interest Shortfall            .00

6.     Class A-2 Interest (6.35%)
       (a)   Current Interest                                 $132,291.67
       (b)   Amount applied to Unpaid Class
             A-2 Interest Shortfall                                   .00
       (c)   Remaining Unpaid Class A-2 Interest Shortfall            .00

7.     Class A-3 Interest (6.55%)
       (a)   Current Interest                                  $81,420.14
       (b)   Amount applied to Unpaid Class
             A-3 Interest Shortfall                                   .00
       (c)   Remaining Unpaid Class A-3 Interest Shortfall            .00

8.     Class M-1 Interest (7.05%)
       (a)   Current Interest                                  $75,395.83
       (b)   Amount applied to Unpaid Class
             M-1 Interest Shortfall                                   .00
       (c)   Remaining Unpaid Class M-1 Interest Shortfall            .00

9.     Class M-2 Interest (7.30%)
       (a)   Current Interest                                  $56,777.78
       (b)   Amount applied to Unpaid Class
             M-2 Interest Shortfall                                   .00
       (c)   Remaining Unpaid Class M-2 Interest Shortfall            .00

10.    Class B-1 Interest (7.20%)
       (a)   Current Interest                                  $56,350.00
       (b)   Amount applied to Unpaid Class
             B-1 Interest Shortfall                                   .00
       (c)   Remaining Unpaid Class B-1 Interest Shortfall            .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                   June 1995

                                             Distribution Date:  7/17/95
                                             CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                                     HA3,HB1
                                             Trust Account:  3334223-0

11.    Class B-2 Interest (7.60%)
       (a)   Current Interest                                  $44,384.04
       (b)   Amount applied to Unpaid Class
             B-2 Interest Shortfall                                   .00
       (c)   Remaining Unpaid Class B-2 Interest Shortfall            .00

12.    Monthly Principal
       (1)   Regular Principal Payments          $  308,193.03
       (2)   Principal Prepayments                1,576,716.97
       (3)   Delinquent Principal Advanced           19,149.03
       (4)   Net Losses                                    .00
       (5)   Contracts Repurchased due to Breach
             of Representations and Warranties
             (See attached)                                .00
       (6)   Bankruptcy Write-Down                         .00
       (7)   Unpaid Principal from Prior Months            .00
       (8)   Delinquent Payments Recovered                 .00

                  Total Principal                            1,904,059.03

13.    Senior Percentage for such Payment Date                       100%

14.    Senior Percentage for following Payment Date                  100%

15.    Class A-1 Principal Distribution                      1,904,059.03
       (a)   Class A-1 Principal Balance                    44,095,940.97

16.    Class A-2 Principal Distribution                               .00
       (a)   Class A-2 Principal Balance                    30,000,000.00

17.    Class A-3 Principal Distribution                               .00
       (a)   Class A-3 Principal Balance                    17,900,000.00

18.    Class M-1 Principal Distribution                               .00
       (a)   Class M-1 Principal Balance                    15,400,000.00

19.    Class M-2 Principal Distribution                               .00
       (a)   Class M-2 Principal Balance                    11,200,000.00

       CLASS B PRINCIPAL DISTRIBUTION TESTS

20.    Average Sixty-Day Delinquency Ratio Test
       (a)   Sixty-Day Delinquency Ratio for Current
             Payment Date                                             .02%
       (b)   Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two
             preceding months; may not exceed 2.5%)                   .00%

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                   June 1995

                                             Distribution Date:  7/17/95
                                             CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                                     HA3,HB1
                                             Trust Account:  3334223-0

21.    Average Thirty-Day Delinquency Ratio Test
       (a)   Thirty-Day Delinquency Ratio for Current
             Payment Date                                            .06%
       (b)   Average Thirty-Day Delinquency Ratio
             (arithmetic average of ratios for this month
             and two preceding months; may not exceed 5.0%)          .02%

22.    Cumulative Realized Losses Test
       (a)   Cumulative Realized Losses for Current Payment
             Date (as a percentage of Cut-off Date Pool
             Principal Balance; may not exceed 10.0% from
             July 1, 1998 to June 30, 2001, 11.0% from July
             1, 2001 to June 30, 2002 and 12.0% thereafter)          .00%

23.    Current Realized Losses Test
       (a)   Current Realized Losses for Current
             Payment Date                                            .00
       (b)   Current Realized Loss Ratio (total Realized
             Losses for most recent three months, multiplied
             by 4, divided by arithmetic average of Pool
             Scheduled Principal Balances for third preceding
             Payment and for current Payment Date; may not
             exceed 2.5%)                                            .00%

24.    Class B Principal Balance Test
       (a)   Class B Principal Balance (before any distributions
             on Current Payment Date) divided by Pool Scheduled
             Principal Balance for prior Payment Date (must
             equal or exceed 28.0%)                                14.04%

25.    Class B-1 Principal Distribution Amount                       .00

       (a)   Class B-1 Principal Balance                   11,270,000.00

26.    Class B-2 Principal Distribution Amount                       .00

27.    Class B-2 Distribution (11+26)                          44,384.04

28.    Class B-2 Formula Distribution Amount                   44,384.04

29.    Aggregate Certificate Principal Balance            138,275,547.97

30.    Pool Scheduled Principal Balance                   138,275,547.97

31.    Class B-2 Principal Deficiency Amount (29-30)                 .00

32.    Class B-2 Guaranty Payment (28+31) -27                        .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                   June 1995

                                             Distribution Date:  7/17/95
                                             CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                                     HA3,HB1
                                             Trust Account:  3334223-0

33.    Class B-2 Principal Balance                          8,409,607.00

34.    Cumulative Class B-2 Guaranty Payment to Date                 .00

35.    Pool Factor
             Previous Month Pool Factor                       1.00000000
             Current Month Pool Factor                         .98641700

36.    Aggregate Scheduled Balances of Delinquent
       Contracts as of Determination Date

       (a)   31-59 days           79,886.23     8
       (b)   60-89 days           28,306.91     3
       (c)   90 or more days            .00     0

37.    Liquidated Contracts                                          .00

38.    Number of Loans Remaining                                   9,175

39.    Number and Principal Balance of Contracts
       with FHA Claims finally rejected, or no FHA
       claim was submitted because FHA Insurance
       was unavailable                                0              .00

40.    Monthly Servicing Fee (.75%)                            87,612.25

41.    Guaranty Fee (3% cap) and reimbursement to
       Company for prior Class B-2 Guaranty Payments          350,449.02

       CLASS C CERTIFICATE

42.    Class C Residual Payment                               144,468.29

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.